COHU INVESTOR PRESENTATION

July 2022

Cohu

Cautionary Statement Regarding Forward-Looking Statements

Forward-Looking Statements:

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding all Serviceable Addressable Market (SAM) estimates, share and growth over time, market segments CAGRs and growth drivers for each business, 3-year target Plan or "Target Model" financial goals, target revenue CAGRs by business, market position in business verticals and changes over time, end-market growth estimates, savings from higher yield, Q2'22 financial guidance, preliminary results and ending cash, recurring revenue and backlog, any other FY'22 forecasts, timing to ship backlog, any references to product plans, roadmaps, developments and schedules, increases in test intensity, power and IoT nodes, expanding into probe card market, product lower cost, higher yield, throughput, productivity or life, PdM TAM and growth, DI-Core plans, gross margin expansion, est. Cap Ex, business segment revenue split at Target Model, revenue growth to $1 Bil, investment thesis, any future M&A, any future Term Loan B principal reduction, the amount, timing or manner of any share repurchases and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and/or include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Political and economic instability and adverse impacts resulting from the military incursion into Ukraine by Russia; the ongoing global COVID-19 pandemic and its impact on our operations and the operations of our key suppliers, customers and other business partners; we are making investments in new products and product enhancements, which may adversely affect our operating results and these investments may not be commercially successful; we have manufacturing operations in Asia and any failure to effectively manage multiple manufacturing sites and to secure raw materials meeting our quality, cost and other requirements, or failures by our suppliers to perform, could harm our sales, service levels and reputation; any failure to perform or unexpected downtime experienced by our sole contract manufacturer for certain semiconductor automated test equipment; any failure of critical suppliers to deliver sufficient quantities of parts in a timely and cost-effective manner, including ongoing shortages of semiconductor devices used in our system products; continued high inflation; we may not be able to increase prices to fully offset inflationary pressures on costs, such as raw and packaging materials, components and subassemblies, labor and distribution costs; the semiconductor industry we serve is seasonal, cyclical, volatile and unpredictable; the semiconductor equipment industry is intensely competitive; semiconductor equipment is subject to rapid technological change, product introductions and transitions which may result in inventory write-offs, and our new product development involves numerous risks and uncertainties; the seasonal nature of the semiconductor equipment industry places enormous demands on our employees, operations and infrastructure; a limited number of customers account for a substantial percentage of our net sales; inherent uncertainty of backlog wherein customers may delay shipments or cancel orders; majority of our revenues are generated from exports to foreign countries, primarily in Asia, that are subject to economic and political instability and we compete against a number of Asia-based test contactor, test handler and automated test equipment suppliers; we are exposed to the risks of operating in certain foreign locations from where Cohu manufactures certain products, and supports our sales and services to the global semiconductor industry; increasingly restrictive trade and export regulations may materially harm or limit Cohu's business and ability to sell its products; the remaining indebtedness in connection with our financing of the Xcerra acquisition may have an adverse impact on Cohu's liquidity, access to capital and business flexibility; we are exposed to other risks associated with additional potential acquisitions, investments and divestitures such as integration difficulties, disruption to our core business, dilution of stockholder value, and diversion of management attention; our financial and operating results may vary and fall below analysts' estimates, or credit rating agencies may change their ratings on Cohu, any of which may cause the price of our common stock to decline or make it difficult to obtain other financing; we have experienced significant volatility in our stock price; there may be changes in, and uncertainty with respect to, legislation, regulation and governmental policy in the United States; and impacts in the event of a cybersecurity breach.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cohu

COHU AT A GLANCE



$887M
FY21 Revenue [1]

$380M
Cash & Investments [1]

~ 26%
5-year Revenue CAGR [1]

$3.20
FY21 Non-GAAP EPS [2]

Our long-term vision is to move up the technology value chain

~ 23,500
Equipment Installed Base

Qualcomm, intel, tsmc, NXP, MEDIATEK, ANALOG DEVICES, MICROCHIP, AMD, Texas Instruments, infineon, ST, SAMSUNG, SKYWORKS

(1) For the period ending December 25, 2021; revenue includes $26.8M of PCB Test business divested June 2021
(2) See Appendix for GAAP to non-GAAP reconciliation

Cohu

SOLVING CUSTOMERS' MOST COMPLEX CHALLENGES

High performance product portfolio at lower cost-of-ownership

Strong market position in each business vertical

Diverse customers and applications expanding addressable market

~ 20% share in $4.4 billion addressable market [1]

Increasing semiconductor complexity and package integration

Opportunities in 5G connectivity, artificial intelligence, advanced packaging, industrial IoT [2], automotive ADAS [3] and electrification, consumer wearables

Innovative solutions delivering higher yield & productivity

Broad IP portfolio and strong global support enabling customers' production ramps and productivity goals

Scalable model that optimizes profitability and Plan [4] that delivers growth and drives shareholder value

Revenue [4]
$1 billion
Gross Margin [4]
49%
Operating Income [4]
25%

(1) *Cohu SAM: Serviceable Addressable Market are company estimates for 2021*
(2) *Internet of Things*
(3) *Advanced Driver Assistance Systems*
(4) *Plan references a 3-year target starting from FY21. Gross Margin and Op Income are Non-GAAP, see Appendix for notes regarding use of forward-looking non-GAAP figures*

Cohu

MARKET AND TECHNOLOGY LEADERSHIP

Strong position in each business vertical



#3

Semiconductor Test (1)



#1

Test Interface

High fidelity measurement instruments
Compact, low-power systems → Scalability


DI-Core

#1

Services (2)

Global footprint
Data analytics


NV-Core

#2

Inspection & Metrology


T-Core

#1

Automation (3)

Thermal and Vision Inspection
Technologies enabling higher yield

(1) Leading supplier of RF Front-End test equipment; company estimates
(2) Service business of Cohu systems
(3) Automation includes test handlers

Cohu

DRIVING GROWTH IN SELECT END-MARKETS

Applications

- Vehicle electrification & ADAS
- Industry 4.0
- Sustainable energy
- Data Center
- Augment & Virtual reality
- Next-gen connectivity

Secular tailwinds driving end-market growth

(fcst. 3-year growth)

~ 21% CAGR
3D-stacked package growth (1)

~ 25% CAGR
ADAS and xEV (2)
Semi content in autos (1)

~ 43% CAGR
5G subscriptions (1)

~ $4.4 billion addressable market


$1,500
$1,000
$500
$-

	Semi Test	Test Interface	Services	Automation	Inspection & Metrology
Cohu SAM [$million]	$1,500	$1,200	$700	$600	$400
Target Rev. CAGR	14%	15%	3%	~	13%

Target revenue CAGR from FY21 baseline revenue

(1) *Source: Gartner (December 2021), Yole Développment (2020), selected Wall Street research*
(2) *Electric Vehicles*
(3) *Cohu SAM: Serviceable Addressable Market are company estimates for 2021*
(4) *3-year target revenue CAGR starting FY21 per business segment*

Cohu

WHY WE ARE WINNING

1% higher yield equates to

~ $5 billion

customer value (1)

Delivering higher yield at lower cost-of-ownership

Solutions approach
faster time-to-yield

Precision instruments
higher accuracy & yield

Faster ramps
satisfying demand

Advanced vision
higher inspection yield

Global support
greater productivity

Active thermal
higher test yield

(1) Semiconductor Industry Association (SIA): global semiconductor industry sales totaled $556 billion in 2021

TARGET MODEL

Revenue [1]

$1B

Gross Margin [1]

49%

Operating Income [1]

25%

STRATEGY

Expand Semiconductor Test in high-growth markets beyond RF [2] Front-end ICs [3] with scalable, precision instrumentation

Accelerate Interface product sales in test cells and high-end RF probe card market

Expand Services business with data analytics to optimize equipment productivity

Deliver high-end Inspection & Metrology to key growth applications: 5G, AI [4], advanced packaging

(1) 3-year target from FY21 – FY24. Gross Margin and Op Income are Non-GAAP, see Appendix for notes regarding use of forward-looking non-GAAP figures
(2) Radio Frequency
(3) Integrated Circuits
(4) Artificial Intelligence

Cohu

GROWTH STRATEGY

Cohu

SEMI TEST

Automotive & Industrial


~8%
CAGR
$600M
$750M
2021 SAM (1) 2024

Focused applications
- Automotive xEV and ADAS

Growth drivers
- *Battery management and sensing ASSPs [2] growing at 12% CAGR [3]*
- *ASSPs with added analog, power and RF content are driving 2x-3x increase in IC spend per vehicle [4]*

Mobility & Consumer


~4%
CAGR
$750M
$850M
2021 SAM (1) 2024

Focused applications
- Internet of Things
- 5G sub-6 GHz and mmWave

Growth drivers
- *Wi-Fi 6E/7, UWB [5], narrow-band RF-IoT and other new enabling standards deploying widely*
- *Increasing frequencies and bandwidths more than doubling test intensity*

Computing & Network


~10%
CAGR
$150M
$200M
2021 SAM (1) 2024

Focused applications
- Data Centers, Computing & Network Infrastructure

Growth drivers
- *Display drivers, power management and analog ICs are growing faster than market*
- *Customers are choosing a single test platform that can test their mixed signal chipset solutions*

(1) Company estimates
(2) Application Specific Standard Product
(3) IC Insights, 2022: IC unit growth projection 2021 to 2024
(4) Analog Devices Investor Presentation, April 2022
(5) Ultra-wideband

Cohu

GROWING BEYOND RF-FEM [1]

Diversification

30%

2-year order CAGR


March 2020 [2]
March 2022 [2]
RF-FEM
RF-IoT, Power Management, Analog, MCU

Diamond$_X$ market penetration

- Doubled install base in the last 3 years
- Expanding SAM in data storage analog, power management, automotive analog and RF-IoT
- Extending RF leadership in Front-end Module, RF-IoT, Ultra-wideband and Wi-Fi devices
- Design-wins at leading display driver IC customers


Semi Test SAM:
$1.5B growing to $1.8B [3]
Analog Content
Digital Content
RF-FEM
RF-IoT
Power Management
Analog ICs & ASSP (including DDIC [4])
Microcontroller
MPU & GPU [5]
Diamond$_X$
Cohu Platform Coverage

(1) RF Front-End Modules
(2) Trailing twelve months product orders Q1 of each year
(3) Company estimates for Diamond$_X$ 2021 to 2024 Semi Test SAM
(4) Display Driver ICs
(5) Microprocessors and Graphic Processors

Cohu

SCALABLE TEST SOLUTIONS ON DIAMOND$_X$

Cost-Performance Challenge


Devices with increasing mixed signal complexity
RF FEM & RF-IoT
Analog & Power Management
Customer Portfolio
Microcontrollers
Display Drivers
Device cost down enabling market expansion

Platform Advantages

Best-in-Class Throughput

Event-Link architecture suited for efficient multisite mixed signal test

Air-Cooled Universal

Platform scalable from 5-slots suitable for low pin-count devices to 40-slots enabling >300 multisite test parallelism

Calibration to Device Pin

The only company positioned to solve technical and yield challenges through integrated tester-interface-handler solutions

Design-Wins [1]

RF-IoT (Ultra-wideband)

Low digital speed devices with high RF content benefiting from cost-performance optimized multisite instruments

up to **4X**

Higher Output

Power Management for Computing

Universal platform addressing high-power requirements, a more flexible alternative to dedicated solutions

up to **6X**

Competitors' Maximum Voltage

(1) *Based upon customer provided benchmarking data*

Cohu

TEST INTERFACE

Automotive & Industrial


~10%
CAGR
$300M
$400M
2021
SAM (1)
2024

Focused applications
- Automotive xEV and ADAS

Growth drivers
- *SiC higher efficiency offers >3.5x higher power density vs Si (2), driving high current applications*
- *Advanced packaging in KGD (3)*
- *ADAS processor power (>50 W) challenging temperature control during test*

Computing & Network


Flat
$300M
$300M
2021
SAM (1)
2024

Focused applications
- *Data Center & AI*

Growth drivers
- *Input/Output bandwidth doubling every three years, increasing demand for higher frequency solutions*
- *Adoption of heterogeneous packaging increasing power and thermal requirements*

Mobility & Consumer


~9%
CAGR
$600M
$700M
2021
SAM (1)
2024

Focused applications
- mmWave 5G

Growth drivers
- *Expanding applications at higher frequencies (up to 60 GHz), demanding performance at low cost*
- *Opportunities for WLCSP (4) probe technology testing at functional performance speeds*

(1) Company estimates
(2) Wolfspeed power density (KW/L) comparative values for Silicon Carbide (SiC) vs. Silicon (Si)
(3) Known Good Die
(4) Wafer-Level Chip Scale Package

Cohu

LEADERSHIP IN AUTOMOTIVE TEST SOLUTIONS

Accelerated Growth Segment

Contactor SAM [1]



$MILLIONS
$35
$58
~26%
CAGR
$18
$35
~18%
CAGR
2021
2024
ADAS
EV/HEV

Technical Drivers



POWER
Area
Power



THERMAL
Data Rate + Thermal
Compute Intensity

Customers

ST, Infineon, NXP, onsemi, Microchip, Analog Devices, Toshiba, Wolfspeed

Product Leadership

High Current Contactor



Unique pin architecture and heat dissipation structure delivers ~30% higher current capacity

~ 2X [1]
Life Increase

~ 50% [1]
Lower Cost

Thermal Contactor



Smart sensors for improved temperature accuracy when combined with Cohu test handlers

Higher Yield
with Thermal Accuracy

(1) *Company estimates*

Cohu

SOLUTIONS IN HIGH-PERFORMANCE APPLICATIONS

Accelerated Growth Segment

Contactor SAM [1]

5G Mobility



~27%
CAGR
$MILLIONS
$100
$200
2021
2024

Data Center



~6%
CAGR
$MILLIONS
$50
$60
2021
2024

Technical Drivers



RF
Cost
Cohu
Test Complexity

Customers

QUALCOMM · SAMSUNG · QORVO · SKYWORKS · AMD · NVIDIA · BROADCOM

Product Leadership

Coaxial Contactor



High isolation for PAM4 [2]
Improved isolation delivering higher signal integrity

2X[1]
Better Isolation

mmWave Contactor



RF optimized to 60 GHz
~ 70% increase in performance over standard pins

~ 50%[1]
Lower Cost-of-Ownership

(1) Company estimates
(2) Pulse-amplitude Modulation

Cohu

EXPANDING IN RF PROBE CARD

60 GHz Performance
- Multisite test at mmWave performance
- Direct attach technology

Time to Yield
- Turnkey solution simplifies implementation

Cost of Test
- Field replaceable probe technology
- Integration with Cohu's $Diamond_x$ semi tester enables calibration to the device

Production Ramp
- First time right quality with automated RF verification and full mechanical testing



	Cohu	Vertical	Membrane
mmWave frequencies	✓	✗	✓
mmWave multisite	✓	✗	✗
>1A current	✓	✓	✗
Field repair	✓	✓	✗
Cost	✓	✓	✗

Expanding addressable market by $300M [1]
Addressing 5G mobility and ADAS radar sensor markets

(1) Company estimates

Cohu

INSPECTION & METROLOGY

System-in-Package


~4%
CAGR
$136M
$154M
2021
SAM (1)
2024

Focused applications

- Wafer-Level Chip Scale and module inspection

Growth drivers

- *Mobility 5G devices in small form-factor packages*
- *System-in-package integration driving higher demand on quality to ensure production yield*

Analog Test and Scan


~4%
CAGR
$120M
$135M
2021
SAM (1)
2024

Focused applications

- Silicon Carbide Known Good Die test and inspection

Growth drivers

- *Automotive xEV requiring higher volume of reliable electronics*
- *High-power efficiency enabled by new SiC technology*

High-Performance Digital


Expanding addressable market
~9%
CAGR
$144M
$186M
2021
SAM (1)
2024

Focused applications

- Advanced packages 2.5 / 3D inspection and metrology

Growth drivers

- *Automotive ADAS processors are life-critical systems requiring the ultimate inspection quality*
- *High-performance computing driving more 2.5 / 3D stacking*

(1) *Company estimates*

NEON INSPECTION MAXIMIZES YIELD

Customer Challenges

Small form-factor WLCSP devices with sub-millimeter size and exposed structure



Integrated modules with higher pad density, smaller pad size and pitch



Bringing tighter inspection requirements and need for higher yield

Cohu Solution

Infrared NV-Core technology enabling micro-scale defect detection below the device surface

Artificial Intelligence algorithms enabling pattern recognition and precise defect classification

Optimized for small form-factor processing at high-speed and yield

Automation compatible solutions supporting Industry 4.0 requirements

Value to Customer

up to **5%**

Higher Inspection Yield



Micro-scale Inspection
100%
Real Device Defects
Inspection Yield
$ VALUE
Over-rejection
Cohu
Competition
Neon
Std-Resolution
Hi-Resolution
NIR (1)
IR (2)
Deep Learning

(1) Near infrared
(2) Infrared

Cohu

TRUE KNOWN GOOD DIE FOR MODULE INTEGRATION

Customer Challenges

Power module yield losses linked to multiple die integration



Test thinner SiC dies at higher power levels with full device integrity



Cohu Solution

Proven high-power testing of 50 µm thin bare die with controlled contactor insertion assisted by NV-Core vision

Full 6-side micro-scale inspection post testing

100% die traceability from wafer to tape-pocket



Value to Customer

up to **7%**

Higher Yield

	Good Die		Power Module
	Yield: 99.7%	➡	93% (0.997^{24})
	x24	➡	~$200



	Known Good Die		Power Module
	Yield: 100%	➡	100%
	x24	➡	~$200



SERVICES

Services


~2%
CAGR
$675M
$715M
2021
SAM (1)
2024

Focused applications

- Drive above market growth rate in spares by increased focus on customers' maintenance programs
- Grow board repair, including premium services, to support expanding semiconductor tester fleet

Growth drivers

- *Constrained floor space in customer back-end operations placing a premium on equipment uptime and output*
- *Cost optimization for max. output per $ CAPEX investment*
- *Stable revenue at 50%+ gross margin*

Data Analytics


~12%
CAGR
$25M
$35M
2021
SAM (1)
2024

Focused applications

- Grow data analytics software to maximize uptime on large and growing fleet of Cohu systems
- Launch predictive maintenance enabling proactive service to minimize downtime and increase output

Growth drivers

- *Real-time equipment diagnostics aligned to Industry 4.0*
- *AI algorithms enabling proactive service to minimize downtime and maximize output*
- *Subscription model stable revenue at 90%+ gross margin*

(1) *Company estimates*

DATA INTELLIGENCE SYSTEMS INCREASING OUPUT

DI-Core

Real-time equipment monitoring and data analytics for Industry 4.0 factory automation of Cohu Equipment

Collect Equipment Data → Analyze → Report, Conclude and Act

InSight Software

Online Equipment Monitoring
Track uptime, yield, and throughput with proactive notifications for real-time corrective action

Process Control
Test process control via central recipe management for downloading applications to equipment fleet

Alarm Reporting
Pareto alarm reporting to expedite maintenance of critical problems

PdM Software (1)

Predict Out of Specification Performance
Analyze remaining useful life of critical components enabling proactive replacement before failure

Real-time Monitoring of System
Track system components and thermal performance reducing out of guard band testing

Contactor Analytics
Monitor insertions and yield per site for optimal contactor maintenance

(1) PdM (Predictive Maintenance) software launching Q3'22

DI-CORE DATA INTELLIGENCE MAXIMIZES OUTPUT


Temperature Variation from -45 °C Target Over 16 Sites
Degrees C
-40
-45
-50
-55
Out of range
Calibration
Time →
Average: Sites 1 to 8
Average: Sites 9 to 16
Upper Limit (guard band)
Lower Limit (guard band)


Time for Picking-up Device in Milliseconds Using Vacuum
Out of range
Milliseconds
100
80
60
40
20
0
At range limit
Time →
Site 1
Average: Sites 2 to 8
Upper Limit
Caution Limit

Thermal Performance Out of Guard Band

Real-time monitoring of thermal performance

When testing temperature goes out of guard band, in this case below the lower limit, early detection enables real-time calibration

~4%

Increase in Productivity (1)

Degradation of Component Performance

Real-time monitoring of device pick-up time

Monitoring device pick-up excursions to specification enables proactive service prior to failure (2)

~3%

Increase in Productivity (1)

(1) *Company estimates based on Beta site data*
(2) *Failure can be a jam resulting in unplanned downtime, or more often, disabling of site resulting in reduced output*

Cohu

DELIVERING PROFITABILITY AND SHAREHOLDER VALUE

Cohu

Q2'22 OUTLOOK

	Q4'21 Actual	Q1'22 Actual	Q2'22 Guidance[2]	Q2'22 Update[3]
Revenue	$191.9M	$197.8M	$205 - $221M	$216 - $218M
Gross Margin [1]	44.1%	46.1%	~ 46%	In-line with guidance
Operating Expenses [1]	$50.7M	$50.9M	$54 - $55M	
Non-GAAP EPS [1]	$0.72	$0.66		
Adjusted EBITDA [1]	20.0%	22.7%	~ 22%	

Expect Q2 revenue higher than the guidance range mid-point; Q2 recurring revenue is expected to be ~39%
Gross margin [1] is expected to be in-line with Q2 guidance
Q2 ending backlog is expected to be ~ $342 million and substantially ships over the next 3 quarters
Repurchased 504,102 shares totaling ~ $14 million during the second quarter
Repaid ~ $16 million of term loan B debt reducing the Q2 outstanding balance to ~ $79 million
Expect Q2 cash balance to be approximately $368 million

(1) Non-GAAP, see Appendix for Q4'21, Q1'22 GAAP to non-GAAP reconciliations and for notes regarding use of forward-looking non-GAAP figures
(2) Guidance as provided on April 28, 2022 press release and earnings conference call
(3) Q2'22 Update as provided on July 11, 2022 press release

Cohu

RAISING THE BAR

Increased Target Model [3] to

$1 billion
Revenue

$4.00
EPS [1]

	FY2021 Actuals	Q1'22 Actuals	Target Model [3]
Revenue	$887M	$198M	$1 billion
Gross Margin [1]	44%	46%	49%
Operating Expenses [1]	23%	26%	24%
Non-GAAP EPS [1]	$3.20	$0.66	$4.00
Adjusted EBITDA [1]	22%	23%	26%
Free Cash Flow [2]	$86M	($1M)	$180M

Margin expansion tracking to mid-term target

Q1 revenue reflects annual seasonality

FY21 Revenue includes $27M from PCB test business divested in June 2021

(1) *Non-GAAP, see Appendix for GAAP to non-GAAP reconciliations, and for notes regarding use of forward-looking non-GAAP figures*
(2) *Reflects cash from operating activities minus capital expenditures*
(3) *3-year target model (FY21 - FY24) introduced December 14, 2021*

Cohu

REVENUE TARGET

3-Year Target [1]
Revenue CAGR

~ 7%


$1 billion
Revenue [$M]
$1,000
$800
$600
$400
$200
$0
$270M
$887M
2015
2016
2017
2018
2019
2020
2021
Target Model [1]

Winning new customers and expanding SAM in growing markets
Substantial revenue stream from recurring [2] with attractive profit profile

(1) 3-year target from FY21 – FY24
(2) Recurring includes revenue from Interface and Service-related products

Cohu

REVENUE GROWTH TO $1 BILLION

Increasing Revenue in Key Secular Growth Markets (1)



Semiconductor Test
~ 14%
CAGR
Test Interface
~ 15%
CAGR
Inspection & Metrology
~ 13%
CAGR
Services
~ 3%
CAGR
Mobility
Automotive
Industrial
Computing
Consumer

Leveraging market position & leading-edge products to drive revenue in high-growth applications incl. display drivers, ADAS, xEV, RF test and inspection

(1) 3-year (FY21 – FY24) targeted annual revenue growth and CAGR

Cohu

REVENUE DISTRIBUTION AT TARGET FINANCIAL MODEL


Recurring
Systems
Semi Test
Test Interface
Inspection & Metrology
Automation

Q1'22 TTM Actual Results


Recurring
Systems
Semi Test
Test Interface
Inspection & Metrology
Automation

Target Financial Model (1)

Improved through-cycle profitability with large recurring business

Gross margin expansion from growth in premium product sales

(1) 3-year target from FY21 – FY24

TRACK RECORD OF MARGIN EXPANSION

Achieved

+10 Points

of Gross Margin (1)
Expansion



Mid-Term Target (3)
40%
Mid-Term Target (3)
42%
Mid-Term Target (3)
45% - 48%
Target
49%
50%
46%
42%
38%
34%
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21
Est. 1H22 (2)

1H22 revenue mix progressing to target model and expanding gross margin
Increasing insourced manufacturing and efficiencies improves gross margin

(1) *All Gross Margin amounts are Non-GAAP, see Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures*
(2) *Reflects Q1'22 actual results plus the mid-point of the Company's Q2'22 guidance as provided on April 28, 2022*
(3) *Prior years' gross margin targets*

Cohu

EFFECTIVE CAPITAL ALLOCATION STRATEGY

R&D Investment [1]	Share Repurchase	Debt	M&A	Capital Expenditures
Funding organic growth $414M invested from FY15 – FY21	$70M authorized Repurchased 924K shares for $27.7M through Q2'22	$16M repaid in Q2'22 $79M term loan B debt at Q2'22 <1x gross leverage [2]	Expand SAM and technology portfolio Accelerate timeline to financial targets	Capex light ~$20M annually Expanding in-house manufacturing, global IT and R&D tools

(1) Amounts are Non-GAAP. See Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures
(2) Total debt divided by Adjusted EBITDA for last 12 months ending March 26, 2022; Non-GAAP figure – see Appendix for GAAP to Non-GAAP reconciliations

Cohu

INVESTMENT THESIS

$1 Billion Revenue	49% Gross Margin (1)	25% Operating Income (1)	18% *Annual Free Cash Flow* (2)
~ 7% (3)	+500 bps (3)	+400 bps (3)	~ $180M (3)
Target 3-Year Revenue CAGR	*Premium product sales and stable recurring revenue*	*Cost discipline driving strong operating leverage*	*Driven by significant margin expansion and earnings growth*
Products aligned with secular growth markets	*Expanding Asia contactor insourcing operations*	*R&D investments to drive differentiated products and new customer acquisition*	*Effective capital allocation delivering shareholder value*

(1) Non-GAAP forward-looking figures; See Appendix for notes regarding use of forward-looking non-GAAP figures
(2) Reflects cash from operating activities minus capital expenditures
(3) 3-year (FY21 – FY24) growth targets

Cohu

APPENDIX

Use of Non-GAAP Financial Information:

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense and Adjusted EBITDA that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in this Appendix and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Use of Forward-Looking Non-GAAP Information:

This presentation includes non-GAAP forward looking figures that exclude estimated charges related to stock-based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items, which we are unable predict without unreasonable efforts due to their inherent uncertainty, therefore, reconciliation of these non-GAAP forward looking figures to GAAP is not provided. Where a non-GAAP figure includes historical data and forward-looking estimates, we have reconciled the historical data, but for the foregoing reasons have not reconciled the forward-looking estimates.

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GAAP TO NON-GAAP RECONCILIATION

Earnings Reconciliation	12 Months Ending Dec 25, 2021	Diluted EPS	3 Months Ending Dec 25, 2021	Diluted EPS	3 Months Ending Mar 26, 2022	Diluted EPS
Income From Continuing Operations - GAAP	$167,325	$ 3.45	$ 20,889	$ 0.42	$ 21,569	$ 0.44
Share based compensation	13,792	0.28	3,049	0.06	3,422	0.07
Amortization of purchased intangible assets	35,414	0.73	8,246	0.17	8,535	0.17
Restructuring costs related to inventory in COS	(558)	(0.01)	141	0.00	(175)	0.00
Restructuring costs	1,833	0.04	(155)	0.00	576	0.01
Manufacturing transition and severance costs	(9)	0.00	(9)	0.00	0	0.00
Impairment charge	100	0.00	100	0.00	0	0.00
PP&E step-up	435	0.01	0	0.00	0	0.00
Gain on sale of PCB Test business	(70,815)	(1.46)	4,939	0.10	-	0.00
Reduction of indemnification receivable	75	0.00	75	0.00	0	0.00
Payroll taxes due to accelerated vesting of share-based awards	300	0.01	0	0.00	132	0.00
Tax effect of non-GAAP adjustments	7,194	0.15	(1,650)	(0.03)	(1,483)	(0.03)
Income From Continuing Operations - Non-GAAP	$155,086	$ 3.20	$35,625	$ 0.72	$32,576	$ 0.66
Weighted Average Shares - GAAP	Basic	47,409	Basic	48,657	Basic	48,778
Weighted Average Shares - Non-GAAP	Diluted	48,460	Diluted	49,427	Diluted	49,569

Adjusted EBITDA Reconciliation	12 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Mar 26, 2022	% of Net Sales
Net income (loss) - GAAP Basis	$167,325	18.9%	$ 20,889	10.9%	$ 21,569	10.9%
Income tax provision	25,019	2.8%	(3,607)	-1.9%	6,294	3.2%
Interest expense	6,413	0.7%	1,041	0.5%	981	0.5%
Interest income	(239)	0.0%	(42)	0.0%	(111)	-0.1%
Amortization of purchased intangible assets	35,414	4.0%	8,246	4.3%	8,535	4.3%
Depreciation	13,153	1.5%	3,219	1.7%	3,132	1.6%
Amortization of cloud-based software implementation costs	1,644	0.2%	487	0.3%	478	0.2%
Loss on extinguishment of debt	3,411	0.4%	0	0.0%	104	0.1%
Other Non-GAAP Adjustments	(55,282)	-6.2%	8,140	4.2%	3,955	2.0%
Adjusted EBITDA	$196,858	22.2%	$38,373	20.0%	$44,937	22.7%

Operating Expense Reconciliation	12 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Mar 26, 2022	% of Net Sales
Operating Expense - GAAP	$256,258	28.9%	$ 61,900	32.3%	$ 63,463	32.1%
Share based compensation	(12,964)	-1.5%	(2,913)	-1.5%	(3,277)	-1.7%
Amortization of purchased intangible assets	(35,414)	-4.0%	(8,246)	-4.3%	(8,535)	-4.3%
Restructuring costs	(1,833)	-0.2%	155	0.1%	(576)	-0.3%
Manufacturing transition and severance costs	2	0.0%	2	0.0%	0	0.0%
Impairment charge	(100)	0.0%	(100)	-0.1%	0	0.0%
PP&E step-up	(435)	-0.1%	0	0.0%	0	0.0%
Reduction of Indemnification Receivable	(75)	0.0%	(75)	0.0%	0	0.0%
Payroll taxes due to accelerated vesting of share-based awards	(300)	0.0%	0	0.0%	(132)	-0.1%
Operating Expense - Non-GAAP	$205,138	23.1%	$ 50,723	26.4%	$ 50,943	25.8%

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GAAP TO NON-GAAP RECONCILIATION

Gross Profit Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Dec 29, 2018	% of Net Sales	12 Months Ending Dec 28, 2019	% of Net Sales
Net Sales	$269,654		$282,084		$352,704		$451,768		$583,329	
Gross Profit - GAAP	89,038	33.0%	94,828	33.6%	143,407	40.7%	159,308	35.3%	229,829	39.4%
Share Based Compensation	566	0.2%	398	0.1%	423	0.1%	546	0.1%	736	0.1%
Amortization of purchased intangible assets	5,420	2.0%	5,170	1.8%	0	0.0%	0	0.0%	0	0.0%
Restructuring costs related to inventory in COS	0	0.0%	0	0.0%	0	0.0%	19,053	4.2%	2,729	0.5%
Manufacturing transition and severance costs	0	0.0%	75	0.0%	0	0.0%	0	0.0%	1,211	0.2%
Amortization of inventory step-up	0	0.0%	0	0.0%	1,404	0.0%	14,782	0.0%	6,038	0.0%
Gross Profit - Non-GAAP	$95,024	35.2%	$100,471	35.6%	$145,234	41.2%	$193,689	42.9%	$240,543	41.2%

Gross Profit Reconciliation	12 Months Ending Dec 26, 2020	% of Net Sales	12 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Dec 25, 2021	% of Net Sales	3 Months Ending Mar 26, 2022	% of Net Sales
Net Sales	$636,007		$887,214		$191,860		$197,757	
Gross Profit - GAAP	271,782	42.7%	386,961	43.6%	84,394	44.0%	91,156	46.1%
Share Based Compensation	893	0.1%	828	0.1%	136	0.1%	145	0.1%
Amortization of purchased intangible assets	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Restructuring costs related to inventory in COS	3,731	0.6%	(558)	-0.1%	141	0.1%	(175)	-0.1%
Manufacturing transition and severance costs	26	0.0%	(7)	0.0%	(7)	0.0%	0	0.0%
Amortization of inventory step-up	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Gross Profit - Non-GAAP	$276,432	43.5%	$387,224	43.6%	$84,664	44.1%	$91,126	46.1%

Reseach & Development Reconciliation [1]	Cumulative Dec 26, 2015 - Dec 25, 2021
Research & Development - GAAP [2]	$ 429,380
Share Based Compensation	(14,411)
Restructuring included in R&D	(273)
Manufacturing transition and severance costs	(1,056)
Research & Development - Non-GAAP	$ 413,640

(1) From continuing operations

(2) Total includes R&D costs of our PCB Test Business totaling $7,698

Adjusted EBITDA Reconciliation	12 Months Ending Mar 26, 2022
Net income (loss) - GAAP Basis	$ 161,287
Income tax provision	27,738
Interest expense	4,819
Interest income	(300)
Amortization of purchased intangible assets	34,705
Depreciation	12,963
Amortization of cloud-based software implementation costs	1,752
Loss on extinguishment of debt	1,754
Other non-GAAP adjustments	(57,005)
Adjusted EBITDA	$ 187,713
Total debt	$ 109,633
Leverage Ratio	*0.6*

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